UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 21, 2004

                             WASTE CONNECTIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


                           COMMISSION FILE NO. 0-23981


                                   94-3283464
                      (I.R.S. Employer Identification No.)


                35 Iron Point Circle, Suite 200, Folsom, CA 95630
                    (Address of principal executive offices)

                                 (916) 608-8200
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications  pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 7.01.  Regulation FD Disclosure.

          In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities
          Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

          During  our  earnings   conference   call  on  October  21,  2004,  we
          highlighted the following outlook for the fourth quarter and full year, 2004:

          (Dollar amounts are approximations)

               For the fourth quarter of the year, exclusive of acquisitions that we have signed but not closed, we estimate our revenue to be approximately $156.5 million - $158.5 million, our operating income before depreciation and amortization expense to be approximately $52.5 million - $53.5 million, our depreciation and amortization expense to be approximately 9.0% of revenues, SG&A to be around 9.7% of revenues, and minority interest expense to be approximately 1.6% of revenues. If we close the acquisitions that have been signed, we estimate our revenue to be approximately $159 million - $161 million and our operating income before depreciation and amortization expense to be approximately $53 million - $54 million. Free cash flow is estimated to be at least 14% of revenues for the full year.

               These estimates exclude any additional expenses that are likely to be incurred as a result of a serious accident, which occurred subsequent to the end of the third quarter. Under our self-insurance program, we are responsible for the first $2 million related to vehicular accidents. They also exclude a possible loss of approximately $2.3 million on the sale of an asset which is conditioned on final acceptance by the purchaser, or other extraordinary events.

          Operating income before depreciation and amortization and free cash flow, each a non-GAAP financial measure, are provided supplementally because they are widely used by investors as valuation, liquidity and financial performance measures in the solid waste industry. These measures should be used in conjunction with GAAP financial measures. Management uses operating income before depreciation and amortization and free cash flow as two of the principal measures to evaluate and monitor the ongoing financial performance of our operations. Other companies may calculate operating income before depreciation and amortization and free cash flow differently. Refer to the Non-GAAP Reconciliation Schedule contained in our third quarter 2004 press release furnished in our Current Report on Form 8-K filed with the SEC on October 20, 2004, for a reconciliation of these items in the third quarter.

          Safe Harbor for Forward-Looking Statements

          Certain statements contained in this Current Report on Form 8-K are forward-looking in nature. These statements can be identified by the use of forward-looking terminology such as "believes", "expects", "may", "will", "should" or "anticipates" or the negative thereof or comparable terminology, or by discussions of strategy. Waste Connections' business and operations are subject to a variety of risks and uncertainties and, consequently, actual results may differ materially from those projected by any forward-looking statements. Factors that could cause actual results to differ from those projected include, but are not limited to, the following: (1) difficulties in making acquisitions, acquiring exclusive contracts and generating internal growth may cause the Company's growth to be slower than expected; (2) the Company's growth and future financial performance depend significantly on its ability to integrate acquired businesses into its organization and operations; (3) the Company's acquisitions may not be successful, resulting in changes in strategy, operating losses or a loss on sale of the business acquired; (4) the Company competes for acquisition candidates with other purchasers, some of which have greater financial resources than it does, and these other purchasers may be able to offer more favorable acquisition terms, thus limiting the Company's ability to grow through acquisition; (5) timing of acquisitions may cause fluctuations in the Company's quarterly results, which may cause its stock price to decline; (6) rapid growth may strain its management, operational, financial and other resources;
          (7) the Company may be unable to compete effectively with governmental service providers and larger and better capitalized companies, which may result in reduced revenues and lower profits; (8) the Company may lose contracts through competitive bidding, early termination or governmental action, which would cause its revenues to decline; (9) increases in the costs of labor, disposal, fuel or energy could reduce operating margins; and (10) increases in insurance costs and the amount that we self-insure for various risks could reduce our operating margins and reported earnings. These risks and uncertainties, as well as others, are discussed in greater detail in the Company's other filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K. There may be additional risks of which the Company is not presently aware or that it currently believes are immaterial which could have an adverse impact on its business. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WASTE CONNECTIONS, INC.
                                          (Registrant)

                                           BY:   /s/  Ronald J. Mittelstaedt
                                               ---------------------------------
    Date:  October 21, 2004
                                               Ronald J. Mittelstaedt,
                                               Chief Executive Officer